Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of CONMED Corporation (the "Company") hereby certifies, that the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                               /s/ Eugene R. Corasanti
                                                   -----------------------
                                                   Eugene R. Corasanti
                                                   Chief Executive Officer
                                                   August 14, 2002


The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.



                                        E-1